                                                        SEMI-ANNUAL REPORT

                                                        JUNE 30, 2002

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIRECTORS AND OFFICERS
BARTON M. BIGGS           WILLIAM G. MORTON, JR.
CHAIRMAN OF THE           DIRECTOR
BOARD OF DIRECTORS
                          MICHAEL NUGENT
RONALD E. ROBISON         DIRECTOR
PRESIDENT AND DIRECTOR
                          FERGUS REID
JOHN D. BARRETT II        DIRECTOR
DIRECTOR
                          STEFANIE V. CHANG
THOMAS P. GERRITY         VICE PRESIDENT
DIRECTOR
                          LORRAINE TRUTEN
GERARD E. JONES           VICE PRESIDENT
DIRECTOR
                          JAMES W. GARRETT     [MORGAN STANLEY LOGO]
JOSEPH J. KEARNS          TREASURER
DIRECTOR
                          MARY E. MULLIN
VINCENT R. MCLEAN         SECRETARY            MORGAN STANLEY ASIA-PACIFIC FUND,
DIRECTOR                                       INC.
                          BELINDA A. BRADY
C. OSCAR MORONG, JR.      ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METRO TECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING
THE FUND'S NET ASSET VALUE PER SHARE AND
INFORMATION REGARDING THE INVESTMENTS
COMPRISING THE FUND'S PORTFOLIO, PLEASE        MORGAN STANLEY
CALL 1-800-221-6726 OR VISIT OUR WEBSITE       INVESTMENT MANAGEMENT INC.
AT www.morganstanley.com/im.                   INVESTMENT ADVISER

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 7.68% compared with 6.67% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net, with each index weighted equally. On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $8.60 representing a 13.6% discount to the Fund's net asset value per share.

MARKET REVIEW

During the six months ending June 30, 2002, Asian ex-Japan equities performed well with markets like South Korea posting strong double digit returns. While in the second quarter, even though Asian ex-Japan equities retraced some of the gains posted during the first quarter, they still ended with a positive return for the first half of the year. Despite better than expected economic data from a number of emerging Asian economies, markets declined during the second quarter. This was mainly due to a falloff from the negative sentiment in the U.S. given increased reports of corporate accounting abuse. Concerns of geo-political risks in the Indian sub-continent and the Middle East also served to undermine investor confidence.

Meanwhile, the Japanese market was one of the best performers among developed nations for the first half of 2002. Its performance was led by positive indicators such as increasing industrial production, falling inventory levels and improving business confidence announced by the Bank of Japan Tankan which was in line with growing recurring profits of Japanese corporations and GDP. Although this rise can be characterized as a cyclical bull market for Japanese equities, June proved challenging when U.S. markets dropped sharply following questionable accounting by some leading U.S. companies and concerns began to emerge regarding the global economic recovery.

The Fund's overweight in South Korea, one of the strongest performing markets in the region, was a strong contributor to outperformance, while stock selection in Japan, Hong Kong and Singapore also added significantly to the Fund's return. However, overweight positions in Taiwan and Singapore, which lagged the Index, detracted from the Fund's overall return.

MARKET OUTLOOK

Overall, Asia ex-Japan equities have been relatively resilient despite the global market turmoil. The current global bear market, resulting from deterioration in investor confidence, reflects more accounting uncertainties than economic risks. In fact, most components of the U.S. economy have been on a rising trend but have been ignored by falling equity markets in the midst of dismal revelations of accounting abuse. While GDP growth in the second quarter was soft, it is likely there will be a mild recovery during the second half. However, we need to be watchful of consumer sentiment, which has remained resilient so far, collapsing in the months ahead given that markets have been extraordinarily depressed.

In the Japanese market, we believe the key to sustained upward movement remain with a soft landing in the U.S., a stable currency and continuing strong economic data from Japan. In the short-term, it appears that all the shares bought during the March-May rally are now showing unrealized losses which could mean that a resistance to upward movement may be ahead. In the long-term, although we expect some announcements regarding tax reforms to spur the economy, economic problems still remain on how to generate sustainable domestic demand-led growth before the markets can rise on a more secular basis. We seem to have a market with historically attractive valuations and improving leading indicators for a Japanese cyclical recovery which is not fully reflected in share prices.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002

PORTFOLIO SUMMARY

Historical Information (Unaudited)

                                                                   TOTAL RETURN (%)
                                ----------------------------------------------------------------------------------
                                       MARKET VALUE(1)            NET ASSET VALUE(2)              INDEX(3)
                                ----------------------------------------------------------------------------------
                                                     AVERAGE                    AVERAGE                    AVERAGE
                                CUMULATIVE            ANNUAL    CUMULATIVE       ANNUAL     CUMULATIVE      ANNUAL
------------------------------------------------------------------------------------------------------------------
Year to Date                         14.82%               --         (7.68)%         --           6.67%         --
One Year                              2.02              2.02%        (2.45)       (2.45)         (5.18)      (5.18)
Five Year                           (15.43)            (3.30)       (21.57)       (4.74)        (35.90)      (8.51)
Since Inception*                    (25.83)            (3.71)       (14.19)       (1.91)        (35.96)      (5.48)

Past performance is not predictive of future performance.

[CHART]

              MORGAN STANLEY ASIA-            MSCI JAPAN NET AND ALL-COUNTRY
              PACIFIC FUND, INC.(2)          ASIA-PACIFIC FREE EX-JAPAN NET(3)
1994                 -5.94%                              -5.24%
1995                  9.24%                               2.88%
1996                 -2.87%+                             -3.63%
1997                -26.36%                             -29.55%
1998                 -0.34%                              -0.30%
1999                 75.39%                              55.16%
2000                -27.37%                             -30.21%
2001                -14.60%                             -17.39%
Six Months Ended
June 30, 2002         7.68%                               6.67%

Returns and Per Share Information

                                                                                                                        SIX MONTHS
                                                                                                                           ENDED
                                                                   YEAR ENDED DECEMBER 31,                                JUNE 30,
                                 --------------------------------------------------------------------------------------------------
                                   1994*      1995      1996      1997      1998       1999        2000       2001         2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share          $13.20    $14.34    $11.95    $ 8.77    $ 8.73     $ 15.26     $ 10.82    $  9.24     $   9.95
-----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share             $12.25    $13.33    $ 9.75    $ 7.44    $ 7.00     $ 11.81     $  8.69    $  7.49     $   8.60
-----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                   (7.2)%    (7.0)%   (18.4)%   (15.2)%   (19.8)%     (22.6)%     (19.7)%    (18.9)%      (13.6)%
-----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                   $ 0.04    $ 0.05    $ 0.61    $ 0.02    $ 0.01     $  0.04     $  0.22         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        $ 0.01    $ 0.02        --        --        --          --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                (5.94)%    9.24%    (2.87)%+ (26.36)%   (0.34)%     75.39%     (27.37)%   (14.60)%       7.68%
-----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)               (5.24)%    2.88%    (3.63)%  (29.55)%   (0.30)%     55.16%     (30.21)%   (17.39)%       6.67%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net with each index weighted equally. The net dividends reinvested series approximate the minimum possible dividend The dividend is reinvested after deduction of withholding tax, applying the rate applicable to reinvestment. non-resident individuals who do not benefit from double taxation treaties.
*    The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

INVESTMENT SUMMARY

Allocation of Total Investments

[CHART]

                     --------------------------------
                     Equity Securities           98.3%
                     Short-Term Investments       1.7
                     --------------------------------

Industries

[CHART]

                     --------------------------------
                     Semiconductor Equipment
                       & Products                 9.1%
                     Banks                        7.4
                     Household Durables           7.3
                     Machinery                    5.8
                     Computers & Peripherals      5.4
                     Electronics Equipment &
                       Instruments                5.3
                     Automobiles                  4.9
                     Metals & Mining              4.3
                     Chemicals                    4.2
                     Real Estate                  4.0
                     Other                       42.3
                     --------------------------------

Country Weightings

[CHART]

                     --------------------------------
                     Japan                       49.6%
                     South Korea                 14.1
                     Australia                    9.9
                     China/Hong Kong              8.6
                     Taiwan                       8.1
                     Singapore                    5.1
                     India                        3.0
                     Malaysia                     0.7
                     Other                        0.9
                     --------------------------------

Ten Largest Holdings*

                                                             PERCENT OF
                                                             NET ASSETS
-----------------------------------------------------------------------
 1. Samsung Electronics Co., Ltd. (South Korea)                   4.4%
 2. SK Telecom Co., Ltd. (South Korea)                            1.7
 3. Nintendo Co., Ltd. (Japan)                                    1.6
 4. Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)         1.6
 5. Sony Corp. (Japan)                                            1.5
 6. Toyota Motor Corp. (Japan)                                    1.5
 7. Canon, Inc. (Japan)                                           1.5
 8. BHP Billiton Ltd. (Australia)                                 1.5
 9. Nissan Motor Co., Ltd. (Japan)                                1.4
10. Ricoh Co., Ltd. (Japan)                                       1.4
                                                                 ----
                                                                 18.1%
                                                                 ====

    * Excludes Short-Term Investments

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                 SHARES           (000)
-----------------------------------------------------------------------
COMMON STOCKS (96.9%)
(UNLESS OTHERWISE NOTED)
=======================================================================
AUSTRALIA (9.6%)
AIRLINES
  Qantas Airlines Ltd.                          854,800     $     2,216
-----------------------------------------------------------------------
BANKS
  Australia & New Zealand
    Banking Group Ltd.                          399,350           4,341
  Commonwealth Bank of
    Australia                                   224,150           4,160
-----------------------------------------------------------------------
                                                                  8,501
-----------------------------------------------------------------------
BEVERAGES
  Foster's Brewing Group Ltd.                   736,750           1,960
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  Brambles Industries
    Ltd.                                        268,151           1,427
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telstra Corp., Ltd.                           440,350           1,156
-----------------------------------------------------------------------
FOOD & DRUG RETAILING
  Woolworths Ltd.                               252,400           1,870
-----------------------------------------------------------------------
INSURANCE
  QBE Insurance Group
    Ltd.                                        239,050             895
-----------------------------------------------------------------------
MEDIA
  News Corp., Ltd.                              508,900           2,776
-----------------------------------------------------------------------
METALS & MINING
  BHP Billiton Ltd.                             902,277           5,237
  MIM Holdings Ltd.                           2,500,540           1,832
  Rio Tinto Ltd.                                244,050           4,610
-----------------------------------------------------------------------
                                                                 11,679
-----------------------------------------------------------------------
PHARMACEUTICALS
  CSL Ltd.                                       68,810           1,248
-----------------------------------------------------------------------
REAL ESTATE
  Lend Lease Corp., Ltd.                        107,750             640
-----------------------------------------------------------------------
                                                                 34,368
=======================================================================
CHINA/HONG KONG (8.6%)
AIRLINES
  Cathay Pacific Airways                        474,000             726
-----------------------------------------------------------------------
BANKS
  Hang Seng Bank Ltd.                            67,600             724
-----------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Legend Group Ltd.                           1,294,000             473
-----------------------------------------------------------------------
DISTRIBUTORS
  Li & Fung Ltd.                                422,000             568
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Swire Pacific Ltd. 'A'                        180,600             924
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Asia Satellite
    Telecommunications
    Holdings Ltd.                               248,000             410
  Pacific Century CyberWorks
    Ltd.                                      1,510,000 (a)         356
-----------------------------------------------------------------------
                                                                    766
-----------------------------------------------------------------------
ELECTRIC UTILITIES
  CLP Holdings Ltd.                             162,700             647
  Hong Kong Electric Holdings
    Ltd.                                        174,000             650
-----------------------------------------------------------------------
                                                                  1,297
-----------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Johnson Electric Holdings
    Ltd.                                      1,358,000           1,610
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  QPL International Holdings
    Ltd.                                      1,796,000 (a)         662
-----------------------------------------------------------------------
HOUSEHOLD DURABLES
  Techtronic Industries Co., Ltd.               291,000             248
-----------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  China Merchants
  Holdings International
    Co., Ltd.                                   384,000             295
  Citic Pacific Ltd.                            124,000             269
  Hutchison Whampoa
    Ltd.                                        617,950           4,615
-----------------------------------------------------------------------
                                                                  5,179
-----------------------------------------------------------------------
MEDIA
  Television Broadcasts
    Ltd.                                        162,000             690
-----------------------------------------------------------------------
METALS & MINING
  Yanzhou Coal Mining Co., Ltd.               1,422,000             524
-----------------------------------------------------------------------
OIL & GAS
  CNOOC Ltd.                                    733,000             982
  PetroChina Co., Ltd.                        3,024,000             644
-----------------------------------------------------------------------
                                                                  1,626
-----------------------------------------------------------------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.                   344,000           2,867
  Henderson Land Development
    Co., Ltd.                                   236,000             980
  New World Development Co.,
    Ltd.                                        522,000             415
  Sun Hung Kai Properties Ltd.                  531,000           4,033
-----------------------------------------------------------------------
                                                                  8,295
-----------------------------------------------------------------------
SOFTWARE
  Travelsky Technology
    Ltd.                                        217,000             149
-----------------------------------------------------------------------
SPECIALTY RETAIL
  Esprit Holdings Ltd.                        1,251,000           2,398
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                 SHARES           (000)
-----------------------------------------------------------------------
CHINA/HONG KONG (CONTINUED)
TEXTILES & APPAREL
  Texwinca Holdings Ltd.                        555,000     $       477
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  China Mobile (Hong Kong)
    Ltd. ADR                                    864,000 (a)       2,559
  SmarTone
    Telecommunications
    Holdings Ltd.                               839,000 (a)         946
-----------------------------------------------------------------------
                                                                  3,505
-----------------------------------------------------------------------
                                                                 30,841
=======================================================================
INDIA (2.5%)
AUTOMOBILES
  Hero Honda Motors Ltd.                        155,725             983
-----------------------------------------------------------------------
BANKS
  HDFC Bank Ltd. ADR                             53,200 (a)         686
  State Bank of India Ltd.                      145,235             732
-----------------------------------------------------------------------
                                                                  1,418
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mahanagar Telephone Nigam
    Ltd.                                        158,127             461
-----------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Bharat Heavy Electricals Ltd.                 171,937             625
-----------------------------------------------------------------------
IT CONSULTING & SERVICES
  Infosys Technologies Ltd.                      32,850           2,208
  Wipro Ltd.                                     20,000             607
-----------------------------------------------------------------------
                                                                  2,815
-----------------------------------------------------------------------
METALS & MINING
Tata Iron & Steel Co., Ltd.                       1,910               6
-----------------------------------------------------------------------
OIL & GAS
  Bharat Petroleum Corp., Ltd.                   67,300             368
  Hindustan Petroleum Corp.,
    Ltd.                                         69,000             374
-----------------------------------------------------------------------
                                                                    742
-----------------------------------------------------------------------
PHARMACEUTICALS
  Cipla Ltd.                                      9,235             178
  Dr. Reddy's Laboratories Ltd.                  56,984           1,103
-----------------------------------------------------------------------
                                                                  1,281
-----------------------------------------------------------------------
TOBACCO
  ITC Ltd.                                       58,900             771
-----------------------------------------------------------------------
                                                                  9,102
========================================================================
JAPAN (49.6%)
AUTOMOBILES
  Nissan Motor Co., Ltd.                        732,000           5,080
  Suzuki Motor Corp.                            284,000           3,512
  Toyota Motor Corp.                            198,600           5,280
-----------------------------------------------------------------------
                                                                 13,872
-----------------------------------------------------------------------
BANKS
  Mitsubishi Tokyo Financial
    Group, Inc.                                      45             304
-----------------------------------------------------------------------
BUILDING PRODUCTS
  Sanwa Shutter Corp., Ltd.                     352,000           1,065
-----------------------------------------------------------------------
CHEMICALS
  Daicel Chemical Industries
    Ltd.                                        798,000           2,729
  Denki Kagaku Kogyo
    Kabushiki Kaisha                            795,000           2,539
  Kaneka Corp.                                  492,000           3,435
  Lintec Corp.                                  195,000           1,475
  Mitsubishi Chemical Corp.                     929,000 (a)       2,167
  Shin-Etsu Polymer Co., Ltd.                   387,000           1,382
-----------------------------------------------------------------------
                                                                 13,727
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  Dai Nippon Printing Co., Ltd.                 188,000           2,501
  Nissha Printing Co., Ltd.                      63,000             380
-----------------------------------------------------------------------
                                                                  2,881
-----------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Fujitsu Ltd.                                  571,000           3,991
  Mitsumi Electric Co., Ltd.                    215,500           3,396
  NEC Corp.                                     454,000           3,166
  Toshiba Corp.                               1,163,000 (a)       4,745
-----------------------------------------------------------------------
                                                                 15,298
-----------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Kurita Water Industries Ltd.                  234,000           2,886
  Obayashi Corp.                                692,000           1,967
  Sanki Engineering Co., Ltd.                    70,000             336
-----------------------------------------------------------------------
                                                                  5,189
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Hitachi Credit Corp.                          258,300           3,455
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Nifco, Inc.                                   203,000           2,018
  Nippon Telephone &
    Telegraph Corp.                                 936           3,858
-----------------------------------------------------------------------
                                                                  5,876
-----------------------------------------------------------------------
ELECTRIC UTILITIES
  Tokyo Electric Power Co., Inc.                161,500           3,329
-----------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Furakawa Electric Co., Ltd.                   414,000           1,589
  Kyudenko Corp.                                220,000             835
-----------------------------------------------------------------------
                                                                  2,424
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                 SHARES           (000)
-----------------------------------------------------------------------
JAPAN (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hitachi High-Technologies
    Corp.                                        70,000     $       993
  Hitachi Ltd.                                  685,000           4,438
  Kyocera Corp.                                  57,600           4,214
  Ryosan Co., Ltd.                              133,000           1,546
  TDK Corp.                                      66,900           3,166
-----------------------------------------------------------------------
                                                                 14,357
-----------------------------------------------------------------------
FOOD & DRUG RETAILING
  FamilyMart Co., Ltd.                          123,100           2,985
-----------------------------------------------------------------------
FOOD PRODUCTS
  House Foods Corp.                             136,000           1,330
  Nippon Meat Packers, Inc.                     147,000           1,846
-----------------------------------------------------------------------
                                                                  3,176
-----------------------------------------------------------------------
HOUSEHOLD DURABLES
  Casio Computer Co., Ltd.                      401,000           1,965
  Matsushita Electric Industrial
    Co., Ltd.                                   364,000           4,976
  Nintendo Co., Ltd.                             38,100           5,622
  Rinnai Corp.                                   83,700           1,890
  Sangetsu Co., Ltd.                             17,000             275
  Sekisui Chemical Co., Ltd.                    399,000           1,368
  Sekisui House Ltd.                            351,000           2,585
  Sony Corp.                                    100,700           5,330
-----------------------------------------------------------------------
                                                                 24,011
-----------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Fuji Photo Film Co., Ltd.                     148,000           4,789
  Toho Co., Ltd.                                 45,000             517
  Yamaha Corp.                                  242,000           2,359
-----------------------------------------------------------------------
                                                                  7,665
-----------------------------------------------------------------------
MACHINERY
  Amada Co., Ltd.                               481,000           2,337
  Daifuku Co., Ltd.                             583,000           2,442
  Daikin Industries Ltd.                        245,000           4,496
  Fuji Machine Manufacturing
    Co., Ltd.                                   156,000           2,426
  Fujitec Co., Ltd.                             178,000             878
  Minebea Co., Ltd.                             479,000           2,819
  Mitsubishi Heavy Industries
    Ltd.                                      1,048,000           3,181
  Tsubakimoto Chain Co.                         713,000           2,134
-----------------------------------------------------------------------
                                                                 20,713
-----------------------------------------------------------------------
MARINE
  Mitsubishi Logistics Corp.                    135,000             919
-----------------------------------------------------------------------
OFFICE ELECTRONICS
  Canon, Inc.                                   139,000           5,265
  Ricoh Co., Ltd.                               291,000           5,048
-----------------------------------------------------------------------
                                                                 10,313
-----------------------------------------------------------------------
PHARMACEUTICALS
  Ono Pharmaceutical Co., Ltd.                  101,000           3,614
  Sankyo Co., Ltd.                              261,000           3,557
  Yamanouchi Pharmaceutical
    Co., Ltd.                                   167,900           4,366
-----------------------------------------------------------------------
                                                                 11,537
-----------------------------------------------------------------------
REAL ESTATE
  Mitsubishi Estate Co., Ltd.                   436,000           3,572
-----------------------------------------------------------------------
ROAD & RAIL
  East Japan Railway Co.                            734           3,443
-----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Rohm Co., Ltd.                                 14,200           2,124
-----------------------------------------------------------------------
TEXTILES & APPAREL
  Nisshinbo Industries, Inc.                    291,000           1,355
-----------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
  Mitsubishi Corp.                              461,000           3,342
  Nagase & Co., Ltd.                            197,000             942
-----------------------------------------------------------------------
                                                                  4,284
-----------------------------------------------------------------------
                                                                177,874
=======================================================================
MALAYSIA (0.7%)
HOTELS, RESTAURANTS & LEISURE
  Magnum Corp. Bhd                            1,446,000           1,020
-----------------------------------------------------------------------
TOBACCO
  British American Tobacco
    (Malaysia) Bhd                              163,000           1,523
-----------------------------------------------------------------------
                                                                  2,543
=======================================================================
SINGAPORE (5.1%)
AEROSPACE & DEFENSE
  SIA Engineering Co., Ltd.                     469,000             634
  Singapore Technologies
    Engineering Ltd.                            668,000             730
-----------------------------------------------------------------------
                                                                  1,364
-----------------------------------------------------------------------
AIRLINES
  Singapore Airlines Ltd.                       256,000           1,868
-----------------------------------------------------------------------
BANKS
  DBS Group Holdings Ltd.                       258,979           1,817
  Oversea-Chinese Banking
    Corp., Ltd.                                 312,700           2,070
  United Overseas Bank Ltd.                     415,389           2,985
-----------------------------------------------------------------------
                                                                  6,872
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                                 SHARES           (000)
-----------------------------------------------------------------------
SINGAPORE (CONTINUED)
DIVERSIFIED FINANCIALS
  Keppel Corp., Ltd.                            309,000     $       720
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Singapore
    Telecommunications Ltd.                     133,000             103
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Venture Manufacturing
    (Singapore) Ltd.                            195,000           1,556
-----------------------------------------------------------------------
MARINE
  Neptune Orient Lines                        1,300,000 (a)         750
-----------------------------------------------------------------------
MEDIA
  Singapore Press Holdings
    Ltd.                                        100,600           1,133
-----------------------------------------------------------------------
REAL ESTATE
  Capitaland, Ltd.                            1,361,000           1,178
  City Developments Ltd.                        250,000             806
-----------------------------------------------------------------------
                                                                  1,984
-----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Chartered
    Semiconductor
    Manufacturing Ltd.                          485,000 (a)         988
-----------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Sembcorp Logistics
    Ltd.                                        671,800             840
-----------------------------------------------------------------------
                                                                 18,178
=======================================================================
SOUTH KOREA (12.7%)
AUTO COMPONENTS
  Hyundai Mobis                                 141,420           2,986
-----------------------------------------------------------------------
AUTOMOBILES
  Hyundai Motor Co., Ltd.                       132,690           3,987
-----------------------------------------------------------------------
BANKS
  Hana Bank                                      38,015             543
  Kookmin Bank                                   40,357           1,959
  Shinhan Financial Group Co.,
    Ltd.                                        167,260           2,364
-----------------------------------------------------------------------
                                                                  4,866
-----------------------------------------------------------------------
CHEMICALS
  LG Chem Ltd.                                   31,980           1,156
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Samsung Securities Co., Ltd.                   20,360 (a)         582
  Seoul Securities Co., Ltd.                     70,930             271
-----------------------------------------------------------------------
                                                                    853
-----------------------------------------------------------------------
ELECTRIC UTILITIES
  Korea Electric Power Corp.                     20,680             378
  Korea Electric Power Corp.
    ADR                                          62,600             656
-----------------------------------------------------------------------
                                                                  1,034
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hyundai Development Co.                       139,830 (a)         891
  Samsung Electro-Mechanics
    Co., Ltd.                                    34,131           1,654
-----------------------------------------------------------------------
                                                                  2,545
-----------------------------------------------------------------------
FOOD PRODUCTS
  Tongyang Confectionery
    Corp.                                        19,790             868
-----------------------------------------------------------------------
HOUSEHOLD DURABLES
  Humax Co., Ltd.                                43,010             939
  LG Electronics Ltd.                            26,169 (a)       1,044
-----------------------------------------------------------------------
                                                                  1,983
-----------------------------------------------------------------------
HOUSEHOLD PRODUCTS
  LG Household & Health Care
    Ltd.                                         14,730             443
-----------------------------------------------------------------------
INSURANCE
  Hyundai Marine & Fire
    Insurance Co., Ltd.                          17,230             513
-----------------------------------------------------------------------
MEDIA
  CJ39 Shopping Corp.                            11,868             813
-----------------------------------------------------------------------
METALS & MINING
  POSCO                                          21,070           2,338
  POSCO ADR                                      20,700             565
-----------------------------------------------------------------------
                                                                  2,903
-----------------------------------------------------------------------
MULTILINE RETAIL
  Shinsegae Co., Ltd.                             5,320             902
-----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Samsung Electronics Co.,
    Ltd.                                         50,357          13,772
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  SK Telecom Co., Ltd.                           17,400           3,898
  SK Telecom Co., Ltd. ADR                       88,900           2,204
-----------------------------------------------------------------------
                                                                  6,102
-----------------------------------------------------------------------
                                                                 45,726
=======================================================================
TAIWAN (8.1%)
AIRLINES
  Eva Airways Corp.                           1,889,000 (a)         769
-----------------------------------------------------------------------
BANKS
  Fubon Financial Holding Co.,
    Ltd.                                      1,531,928           1,531
  Taipei Bank                                   986,000             788
  Taishin Financial Holdings Co.,
    Ltd.                                      2,459,000 (a)       1,325
-----------------------------------------------------------------------
                                                                  3,644
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                    VALUE
                                                 SHARES             (000)
-------------------------------------------------------------------------
TAIWAN (CONTINUED)
COMMUNICATIONS EQUIPMENT
  Accton Technology Corp.                     1,381,000 (a)   $     2,377
-------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Acer Peripherals Inc.                         427,120               690
  Asustek Computer, Inc.                        455,800 (a)         1,371
  Compal Electronics, Inc.                      384,000               369
  Largan Precision Co., Ltd.                     81,000 (a)           575
  Quanta Computer, Inc.                         274,000               771
-------------------------------------------------------------------------
                                                                    3,776
-------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Taiwan Cement Corp.                           766,000 (a)           252
-------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Chinatrust Financial Holding
    Co., Ltd.                                 4,098,043 (a)         3,618
  Sinopac Holdings Co.                        1,768,668 (a)           773
-------------------------------------------------------------------------
                                                                    4,391
-------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Phoenixtec Power Co., Ltd.                    489,000               379
-------------------------------------------------------------------------
FOOD & DRUG RETAILING
  President Chain Store Corp.                   262,226               491
-------------------------------------------------------------------------
METALS & MINING
  China Steel Corp.                             688,670               355
-------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Advanced Semiconductor
    Engineering, Inc.                           509,000 (a)           338
  ASE Test Ltd.                                  42,500 (a)           412
  Novatek Microelectronics
    Corp., Ltd.                                 328,000 (a)           884
  Orient Semiconductor
    Electronics Ltd.                          1,160,000 (a)           359
  Siliconware Precision
    Industries Co.                            1,375,247 (a)           963
  Taiwan Semiconductor
    Manufacturing Co., Ltd.                   2,740,584 (a)         5,578
  United Microelectronics Corp.               2,566,910 (a)         3,081
-------------------------------------------------------------------------
                                                                   11,615
-------------------------------------------------------------------------
TEXTILES & APPAREL
  Formosa Chemicals & Fibre
    Corp.                                       621,440               565
-------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Taiwan Cellular Corp.                         322,425 (a)           412
-------------------------------------------------------------------------
                                                                   29,026
=========================================================================
TOTAL COMMON STOCKS
  (Cost $372,563)                                                 347,658
=========================================================================
PREFERRED STOCKS (1.1%)
=========================================================================
AUSTRALIA (0.3%)
MEDIA
  News Corp., Ltd.                              229,800             1,059
-------------------------------------------------------------------------
SOUTH KOREA (0.8%)
AUTOMOBILES
  Hyundai Motor Co., Ltd.                        64,310               706
-------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  Samsung Electronics Co.,
    Ltd.                                         15,100             2,046
-------------------------------------------------------------------------
                                                                    2,752
=========================================================================
TOTAL PREFERRED STOCKS
  (Cost $4,031)                                                     3,811
=========================================================================
INVESTMENT COMPANIES (0.5%)
=========================================================================
INDIA (0.5%)
  Morgan Stanley Growth Fund
  (Cost $1,744)                               9,491,200 (a,c)     1,748
-------------------------------------------------------------------------

                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.2%)
=========================================================================
UNITED STATES (1.2%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc., 1.95%,
    dated 6/28/02, due 7/01/02
  (Cost $4,350)                               $   4,350 (b)         4,350
=========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.5%)
=========================================================================
  Hong Kong Dollar                       HKD        494                63
  Indian Rupee                           INR        353                 7
  Japanese Yen                           JPY    104,148               871
  Singapore Dollar                       SGD         24                14
  Taiwan Dollar                          TWD     24,615               737
-------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost $1,688)                                                     1,692
=========================================================================

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                    VALUE
                                                                    (000)
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $384,376)                                             $   359,259
=========================================================================

                                                  VALUE
                                                  (000)
-------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash                                        $       1
  Dividends Receivable                              264
  Receivable for Investments
    Sold                                            230
  Tax Reclaim Receivable                              5
  Interest Receivable                                 1
  Other                                              68               569
=========================================================================
LIABILITIES (-0.3%)
  Payable For:
    Investment Advisory
      Fees                                         (291)
    Investments Purchased                          (247)
    Professional Fees                              (239)
    Custodian Fees                                 (123)
    Transfer Agent Fees                             (80)
    Directors' Fees and
      Expenses                                      (71)
    Stockholder Reporting
      Expenses                                      (70)
    Administrative Fees                             (42)
  Other Liabilities                                 (35)           (1,198)
=========================================================================
NET ASSETS (100.0%)
  Applicable to 36,049,057 issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                           $   358,630
=========================================================================
NET ASSET VALUE PER SHARE                                     $      9.95
=========================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                $       360
  Paid-in Capital                                                 591,068
  Undistributed Net Investment Income (Loss)                          253
  Accumulated Net Realized Gain (Loss)                           (207,937)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                  (25,114)
=========================================================================
TOTAL NET ASSETS                                              $   358,630
=========================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Fund had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                  IN                       NET
      TO                                  EXCHANGE                UNREALIZED
   DELIVER        VALUE    SETTLEMENT       FOR         VALUE     GAIN (LOSS)
   (000)          (000)      DATE          (000)        (000)        (000)
==============================================================================
   US$ 172         $172     7/01/02       SGD 303       $172         $ --@
==============================================================================

(a) -- Non-income producing.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
(c) -- Fund is advised by an affiliate.
 @  -- Value is less than $500.
ADR -- American Depositary Receipt
HKD -- Hong Kong Dollar
INR -- Indian Rupee
JPY -- Japanese Yen
SGD -- Singapore Dollar
TWD -- Taiwan Dollar

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS
                                          JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                      PERCENT
                                           VALUE       OF NET
INDUSTRY                                   (000)       ASSETS
-------------------------------------------------------------
Airlines                                $   5,579        1.6%
Automobiles                                17,502        4.9
Banks                                      26,329        7.4
Chemicals                                  14,883        4.2
Commercial Services & Supplies              4,308        1.2
Computers & Peripherals                    19,547        5.4
Construction & Engineering                  5,189        1.5
Diversified Financials                     10,343        2.9
Diversified Telecommunication Services      8,362        2.3
Electric Utilities                          5,660        1.6
Electrical Equipment                        5,038        1.4
Electronic Equipment & Instruments         19,120        5.3
Food & Drug Retailing                       5,346        1.5
Food Products                               4,044        1.1
Household Durables                         26,242        7.3
Industrial Conglomerates                    5,179        1.4
Leisure Equipment & Products                7,665        2.1
Machinery                                  20,713        5.8
Media                                       6,471        1.8
Metals & Mining                            15,467        4.3
Office Electronics                         10,313        2.9
Pharmaceuticals                            14,066        3.9
Real Estate                                14,491        4.0
Semiconductor Equipment & Products         32,591        9.1
Trade Companies & Distributors              4,284        1.2
Wireless Telecommunication Services        10,019        2.8
Other                                      40,508       11.3
------------------------------------------------------------
                                        $ 359,259      100.2%
============================================================

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL STATEMENTS

                                                                                                         SIX MONTHS ENDED
                                                                                                            JUNE 30, 2002
                                                                                                              (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $362 of foreign taxes withheld)                                                           $     3,340
  Interest                                                                                                             95
=========================================================================================================================
     TOTAL INCOME                                                                                                   3,435
=========================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                          2,016
  Administrative Fees                                                                                                 220
  Custodian Fees                                                                                                      171
  Professional Fees                                                                                                   110
  Stockholder Reporting Expenses                                                                                       84
  Transfer Agent Fees                                                                                                  55
  Directors' Fees and Expenses                                                                                          3
  Country Tax Expense                                                                                                   1
  Other Expenses                                                                                                      105
=========================================================================================================================
     TOTAL EXPENSES                                                                                                 2,765
=========================================================================================================================
       NET INVESTMENT INCOME (LOSS)                                                                                   670
=========================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                         200
=========================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                      29,060
  Foreign Currency Translations                                                                                        26
=========================================================================================================================
     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                              29,086
=========================================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                29,286
=========================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $    29,956
=========================================================================================================================

                                                                                     SIX MONTHS ENDED
                                                                                        JUNE 30, 2002          YEAR ENDED
                                                                                          (UNAUDITED)   DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                              (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                             $      670         $       859
  Net Realized Gain (Loss)                                                                        200             (70,098)
  Change in Unrealized Appreciation (Depreciation)                                             29,086             (18,155)
=========================================================================================================================
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           29,956             (87,394)
=========================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (6,933,298 and 14,446,519 shares, respectively)                        (68,662)           (136,775)
=========================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                   (38,706)           (224,169)
=========================================================================================================================
Net Assets:
  Beginning of Period                                                                         397,336             621,505
=========================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
   OF $253 AND $(417), RESPECTIVELY)                                                       $  358,630         $   397,336
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2002     ----------------------------------------------------------------
                                                   (UNAUDITED)        2001         2000          1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    9.24       $  10.82     $  15.26      $   8.73    $    8.77    $  11.95
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                             0.02          (0.02)       (0.01)         0.01         0.06        0.03
Net Realized and Unrealized Gain (Loss) on
  Investments                                            0.67          (1.56)       (4.50)         6.44        (0.17)      (3.19)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    0.69          (1.58)       (4.51)         6.45        (0.11)      (3.16)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                    --             --        (0.22)        (0.04)       (0.01)      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased              0.02           0.00#        0.29          0.12         0.08          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $    9.95       $  9 .24     $  10.82      $  15.26    $    8.73    $   8.77
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD               $    8.60       $  7 .49     $   8.69      $  11.81    $    7.00    $   7.44
====================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                          14.82%+       (13.78)%     (24.66)%       69.32%       (5.77)%    (23.46)%
  Net Asset Value (1)                                    7.68%+       (14.60)%     (27.37)%       75.39%       (0.34)%    (26.36)%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)               $ 358,630       $397,336     $621,505      $949,541    $ 587,156    $628,173
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                  1.37%*         1.39%        1.26%         1.29%        1.42%       1.34%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                             0.33%*         0.19%       (0.07)%        0.10%        0.80%       0.25%
Portfolio Turnover Rate                                    19%+           27%          35%           65%          42%         66%
------------------------------------------------------------------------------------------------------------------------------------

+   Not annualized
*   Annualized
#   Amount is less than $0.005.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or capital gains earned or repatriated. The Fund accrues such taxes when the related income or capital gains is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in derivative instruments included foreign currency exchange contracts, structured securities and over-the-counter trading.


10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling approximately $75,004,000 and $133,377,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was approximately $382,688,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $25,121,000, of which $41,963,000 related to appreciated securities and $67,084,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $204,823,000 available to offset future capital gains, of which $131,491,000 will expire on December 31, 2006 and $73,332,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, capital losses of $382,000, post-October passive foreign investment company losses of $200,000 and post-October currency losses of $67,000.

For the six months ended June 30, 2002, the Fund incurred $17,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable under the Plan totaled $71,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended June 30, 2002, the Fund repurchased 571,700 of its shares at an average discount of 16.42% from net asset value per share. From the inception of the program through June 30, 2002, the Fund has repurchased 14,886,634 of its shares at an average discount of 20.57% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2001, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Funds shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date as to which the offer is extended.

On May 17, 2002, the Fund completed the tender offer. The Fund accepted 6,361,598 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on May 28, 2002 at $10.09 per share, representing 95% of the NAV per share on May 17, 2002.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

F.   SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposals presented and the total number of shares voted:

PROPOSAL:
---------

1. To elect the following Directors:

                               VOTES IN             VOTES
                               FAVOR OF             AGAINST
---------------------------------------------------------------
Ronald E. Robison              34,945,969           1,623,509
Michael Nugent                 34,944,692           1,624,786
Joseph J. Kearns               34,945,969           1,623,509
Fergus Reid                    34,945,969           1,623,509

2. Approval of a recommendation that the Board of Directors convert the Fund to an open-end fund or merge the fund with an open-end fund:

VOTES IN             VOTES             VOTES
FAVOR OF             AGAINST           ABSTAINED
---------------------------------------------------------------
 4,514,412           15,416,362        1,555,926

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353